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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 23, 1999, included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement File No. 33-24934.


                                                 /s/ Arthur Andersen LLP


Denver, Colorado,
June 28, 1999.